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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------

                                    FORM 8-K

                                ----------------

                             CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2006

                         COMMISSION FILE NUMBER 0-31014


                                ----------------

                               HEALTHEXTRAS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------


          DELAWARE                                      52-2181356
(STATE OR OTHER JURISDICTION                           (IRS EMPLOYER
       OF INCORPORATION)                             IDENTIFICATION NO.)

                             800 KING FARM BOULEVARD
                            ROCKVILLE, MARYLAND 20850
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (301) 548-2900
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

(i) On June 26, 2006, the Registrant entered into an employment agreement with Richard W. Hunt, as Chief Financial Officer, the general terms of which were agreed to on June 22, 2006. The employment agreement is for a three year term commencing on June 26, 2006, and provides for an initial annual base salary of $285,000. In addition to base salary, the employment agreement provides for, among other things, eligibility for a discretionary incentive cash bonus with a target level of 40% to 60% of base salary, participation by the executive in employee benefit plans maintained generally for employees as well as those maintained for other senior executives, an automobile allowance and other fringe benefits and reimbursement for reasonable expenses incurred in performance of the executive's duties.

Upon the executive's voluntary termination of employment or termination of such employment by the Company for cause, the executive will be entitled only to compensation and benefits accrued through the date of such termination. In the event that the executive's employment is terminated by the Registrant without cause or by the executive for good reason, as defined in the agreement and including death or permanent disability, then the executive will receive payment of his base salary, automobile allowance and continuation of health benefits for the longer of the remaining term of the agreement or twelve months, and any earned but unpaid incentive bonus and other benefits to which the executive is entitled under employee benefit plans. In the event of a termination of the executive's employment without cause by the Registrant or for good reason by the executive, as defined in the agreement, within 18 months after a change in control of the Registrant, as defined in the agreement, the executive will be entitled to the benefits he would receive upon such termination generally, except that in lieu of the amount for base salary, the executive will be entitled to a lump sum payment of two times the executive's base salary. The executive also will be subject to a Confidentiality and Non-Competition Addendum pursuant to which, among other things, the executive agrees not to disclose confidential information and, for two years after the termination of his employment, the executive will not solicit in any manner any business of the type performed by the Registrant from clients of the Registrant.

Under the agreement, a change in control is defined to include the following events: (i) individuals who are considered "Incumbent Directors" cease within any twenty-four month period to constitute at least a majority of the Board of Directors of the Company; (ii) any person is or becomes a beneficial owner, directly or indirectly, of securities representing 35% of the combined voting power of the Company's then outstanding voting securities unless such person's acquisition of 35% or more of such securities is approved in advance by a majority of the Incumbent Board or certain other limited exceptions apply; (iii) consummation of a merger or similar business combination requiring shareholder approval unless 50% or more of the total voting power of the surviving corporation (or at least 90% of the voting securities of a parent corporation that owns at least 90% of the voting securities of such surviving corporation), are held essentially in the same proportion by the holders of Company securities immediately prior to such business combination; (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company's assets; or (v) the occurrence of any other event that the Board determines constitutes a change in control. Incumbent Directors are directors who were directors of the Company as of June 7, 2005 and certain other directors whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board.


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"Good reason" for an executive to terminate his employment under the agreement includes, in addition to death and permanent disability, assignment to the executive of any duties inconsistent with executive's position and the failure by the Company to honor the terms of the agreement, other than certain minor actions contrary to the agreement. In addition, after a change in control, good reason also includes (i) any requirement that executive be based more than fifty miles from the executive's primary office location and more than fifty miles from the executive's principal residence at the time of the change in control or travel substantially more frequent than prior to the change in control and (ii) failure to continue to provide executive benefits substantially equivalent to those provided prior to the change in control.

(ii) In addition, on June 26, 2006, the Registrant awarded 20,000 shares of restricted stock under the 2003 HealthExtras, Inc. Equity Incentive Plan (the "Equity Incentive Plan") to the Executive. These shares of restricted stock vest in four equal annual installments. However, in the event of a change in control as defined in the Equity Incentive Plan, the vesting of any then unvested shares is accelerated.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

On June 22, 2006, Michael P. Donovan, the Company's Chief Financial Officer and principal accounting officer, was appointed to the newly created position of Executive Vice President for Corporate Development and Richard W. Hunt was appointed Chief Financial Officer and principal accounting officer of the Company.

Mr. Hunt was most recently Senior Vice President and Chief Financial Officer of Neighborcare a $1.6 billion publicly traded long-term care pharmaceutical provider. From 2000 to 2004 Mr. Hunt was Senior Vice President and Chief Financial Officer of Global Healthcare Exchange an e-commerce venture formed by a group of leading healthcare service and product companies including Johnson & Johnson, GE Medical Systems, Abbott Laboratories, Baxter and Medtronic. Before joining Global Healthcare Exchange, Mr. Hunt served for eighteen years in a variety of executive finance positions with Baxter International, Inc.

As described above under Item 1.01., Entry into a Material Definitive Agreement, the Registrant entered into an employment agreement with Mr. Hunt and awarded 20,000 shares of restricted stock, subject to vesting in four equal annual installments to him.

A copy of the press release announcing the appointment of Mr. Donovan to his new position and the appointment of Mr. Hunt as Chief Financial Officer is attached hereto as Exhibit 99.1.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(a)   Financial statements of business acquired:

Not Applicable

(b)   Pro forma financial information:

Not Applicable

(c)   Shell company transactions:

Not Applicable

(d)   Exhibits:

      EXHIBIT NO.        DESCRIPTION

      99.1               Press Release Dated June 23, 2006





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HEALTHEXTRAS, INC.

Dated: June 28 , 2006                        By: /s/ Thomas M. Farah
                                                  ------------------------------
                                                  Thomas M. Farah
                                                  Secretary and General Counsel